UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) August 17, 2001


                            MAXUS REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                        000-11023                43-1250566
(State or  Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)

104 Armour Road, North Kansas City, Missouri                        64116
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code (816) 303-4500

Item 2.  Acquisition or Disposition of Assets

     On August 17, 2001, the Registrant acquired King's Court Apartments, an 82 unit apartment complex located at 2300-A Willow Drive, Olathe, Kansas 66062, from an unrelated third party, King's Court Investors Limited Partnership, a Kansas limited partnership ("KCI"). The purchase price was $3,535,000. The purchase price included the assumption of the obligation to repay certain multifamily housing revenue refunding bonds issued by the City of Olathe, Kansas in an aggregate amount of $2,209,000, which are due and payable on November 1,2026, bear interest at a rate of 5.69% and are secured by a leasehold mortgage (a copy of which is filed as an exhibit hereto). The net cash proceeds used by the Registrant from its working capital to acquire King's Court Apartments was $1,326,000.

     In connection with the acquisition, the Registrant entered into that certain Assumption Agreement by and among First UNUM Life Insurance Company, successor in interest to NY Holdings 1994-1, KCI, the Registrant, David L. Johnson, and Security Bank of Kansas City, as trustee ("Trustee") dated August 17, 2001, a copy of which is filed as an exhibit hereto (the "Assumption Agreement"). Pursuant to the Assumption Agreement, the Registrant assumed the obligations under that certain Lease Agreement ("Lease Agreement") between the City of Olathe, Kansas and KCI dated as of November 1, 1998. Although the Registrant only technically acquired a leasehold interest, upon repayment or redemption of the bonds in full and payment of the Trustee's fees and expenses pursuant to the Lease Agreement, the Registrant can acquire the fee simple interest (i.e. ownership) of the King's Court Apartments for One Dollar ($1.00).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired

             Not applicable.

         (b) Pro Forma Financial Information

             Not applicable.

         (c) Exhibits

             10.1 Assumption Agreement dated August 17, 2001 by and among First UNUM Life Insurance Company, successor in interest to NY Holdings 1994-1, King's Court Investors Limited Partnership, Maxus Realty Trust, Inc., David L. Johnson, and Security Bank of Kansas City, as trustee.

             10.2 Leasehold Mortgage and Security Agreement by and between Security Bank, and King's Court Investors Limited Partnership dated December 1, 1998.

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
             10.3 Lease Agreement between the City of Olathe, Kansas and King's Court Investors Limited Partnership dated as of November 1, 1998.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MAXUS REALTY TRUST, INC.

Date: August 20, 2001                       By: /s/ Daniel W. Pishny
                                                    Daniel W. Pishny
                                                    President

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
                            EXHIBIT INDEX TO FORM 8-K


    Exhibit
     Number            Description


     10.1 Assumption Agreement dated August 17, 2001 by and among First UNUM Life Insurance Company, successor in interest to NY Holdings 1994-1, King's Court Investors Limited Partnership, Maxus Realty Trust, Inc., David L. Johnson, and Security Bank of Kansas City, as trustee.

     10.2 Leasehold Mortgage and Security Agreement by and between Security Bank, and King's Court Investors Limited Partnership dated December 1, 1998.

     10.3 Lease Agreement between the City of Olathe, Kansas and King's Court Investors Limited Partnership dated as of November 1, 1998.

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